RAMACO RESOURCES



2018
May

Ramaco Resources, Inc.
First Quarter 2018 Results

Disclaimer

Forward Looking Statements

The information in this presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical fact included in this report, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words "could," "believe," "anticipate," "intend," "estimate," "expect," "project" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements may include statements about:

- anticipated production levels, costs, sales volumes and revenues;
- timing for completion of major capital projects;
- economic conditions in the steel industry generally;
- economic conditions in the metallurgical coal industry generally;
- expected costs to develop planned and future mining operations, including the costs to construct necessary processing and transport facilities;
- estimated quantities or quality of our metallurgical coal reserves;
- our expectations relating to dividend payments and our ability to make such payments;
- our ability to obtain additional financing on favorable terms, if required, to complete the acquisition of additional metallurgical coal reserves as currently contemplated or to fund the operations and growth of our business;
- maintenance, operating or other expenses or changes in the timing thereof;
- financial condition and liquidity of our customers;
- competition in coal markets;
- the price of metallurgical coal and/or thermal coal;
- compliance with stringent domestic and foreign laws and regulations, including environmental, climate change and health and safety regulations, and permitting requirements, as well as changes in the regulatory environment, the adoption of new or revised laws, regulations and permitting requirements;
- potential legal proceedings and regulatory inquiries against us;
- the impact of weather and natural disasters on demand, production and transportation;
- purchases by major customers and our ability to renew sales contracts;
- credit and performance risks associated with customers, suppliers, contract miners, co-shippers and trading, bank and other financial counterparties;
- geologic, equipment, permitting, site access and operational risks and new technologies related to mining;
- transportation availability, performance and costs;
- availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires;
- timely review and approval of permits, permit renewals, extensions and amendments by regulatory authorities; and
- the other risks identified in this Annual Report that are not historical.

We caution you that these forward-looking statements are subject to a number of risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control, incident to the development, production, gathering and sale of coal. Moreover, we operate in a very competitive and rapidly changing environment and new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this Annual Report are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved or occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation.

RAMACO RESOURCES

Randall Atkins
Conference Call Comments



Key Dates & Upcoming Milestones

Key Dates

January 2017: Delivered the first trucks of coal to neighboring wash plant

February 2017: Ramaco prices its IPO at $13.50 per share under ticker symbol "METC"

April 2017: Commenced production at the UG Eagle mine at Elk Creek

September 2017: Commercial production at Elk Creek Surface Mine

October 2017: First Coal Processed at the Elk Creek Plant

November 2017: Elk Creek First Coal on the CSX Rail

December 2017: Berwind Development Coal Production

January 2018: Elk Creek No. 2 Gas Development Coal Production

January 2018: First Elk Creek Export Shipment

January 2018: +225 Employees

February 2018: Elk Creek Plant 100% Complete

Upcoming Milestones

Project 300 Employees — **Q2 2018**

No. 2 Gas UG Mine in full production — **Q2 2018**

Elk Creek Third Clean Coal Stockpile — **Q3 2018**

Berwind slope up to #4 Seam is complete — **2019**

RAMACO RESOURCES

RAMACO RESOURCES

Michael Bauersachs
Conference Call Comments



Fully Operational Elk Creek Infrastructure



RAMACO RESOURCES

Elk Creek – Production Ramp-up


2017-18 Elk Creek Clean Tons Produced
160,000
120,000
80,000
40,000
-
Ram HWM
Ram Surface
#2 Gas
Eagle
Alma 002
Alma 001
Selah
Total Monthly Tons
13,018
18,804
19,020
17,392
22,487
38,829
35,763
62,727
44,985
82,710
85,632
104,980
123,475
118,605
118,220
151,678
January-17
February-17
March-17
April-17
May-17
June-17
July-17
August-17
September-17
October-17
November-17
December-17
January-18
February-18
March-18
April-18

RAMACO RESOURCES

No. 2 Gas Mine & Stockpile



RAMACO RESOURCES

Elk Creek Preparation Plant – Raw Ton Feedstock


400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
October
November
December
January
February
March
April
Normalized*
Raw Tons

*Projected

RAMACO RESOURCES

Elk Creek – Trains Per Month



14
12
10
8
6
4
2
0
October
November
December
January
February
March
April
Normalized*

*Projected

RAMACO RESOURCES

Knox Creek Inventory



Elevated Raw Coal Stockpile



Elevated Clean Coal Stockpile

Projected 2018 Capital Expenditures


Equipment
Infrastructure
Maintenance Capital
$0
$2,000,000
$4,000,000
$6,000,000
$8,000,000
$10,000,000
$12,000,000
Maintenance Capital
Infrastructure
Equipment

RAMACO RESOURCES

Key Operational Milestones


Elk Creek plant and loadout 100% operational
3 active deep mines at Elk Creek = Low Cost
Active Berwind mine is near term growth project
Knox Creek washing Berwind & creating trading margins
Coal is widely accepted by customers
Average pricing should continue to beat plan
Evaluating additional deep production at Elk Creek
Continue to evaluate Elk Surface and Highwall Mine
RAMACO
RESOURCES

RAMACO
RESOURCES

Ramaco Resources, Inc.
250 West Main Street, Suite 1800
Lexington, Kentucky 40507